SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   F0RM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)     May 1, 2003

                                 Unitrin, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


One East Wacker Drive, Chicago, Illinois                          60601
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(Address of principal executive offices)                       (Zip Code)


         0-18298                                      95-4255452
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(Commission File Number)                  (I.R.S. Employer Identification No.)


                                (312) 661-4600
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

In its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, (the "Previous Disclosures"), Unitrin described its June 2002 acquisition of the personal lines property and casualty insurance business of the Kemper Insurance Companies ("KIC"), including the fact that Unitrin continues to rely on KIC to write new policies and renew existing policies on Unitrin's behalf until Unitrin's insurance subsidiaries have obtained all insurance regulatory authorizations and have completed certain computer and data processing modifications necessary to allow the migration of such policies to such subsidiaries.

In the Previous Disclosures, Unitrin reported that A.M. Best & Co., the principal insurance company rating agency, had lowered its rating for KIC from "A-" (excellent) to "B+" (very good) in December 2002 and from "B+" to "B"
(fair) in March 2003. On May 1, 2003, A.M. Best announced that it has further downgraded KIC from "B" to "C++" (Marginal), with a negative rating outlook. A.M. Best attributed the downgrade to KIC's "marginal capitalization, weak cash flows and reduced overall liquidity position." As indicated in the Previous Disclosures, while these ratings actions have not had an impact on Unitrin's property and casualty insurance subsidiaries' "A" (excellent) rating from A.M. Best, such actions may adversely impact the willingness of independent agents to renew their customers' insurance policies with KIC, even though they are reinsured by Unitrin's subsidiary, Trinity Universal Insurance Company. In particular, homeowners' insurance is ratings-sensitive due to minimum rating standards imposed by some residential mortgage lenders. Should KIC suffer further downgrades, these effects could be magnified.

This Report on Form 8-K contains forward-looking statements, which usually include words such as "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)," "plan(s)," "intend(s)," "expect(s)," and similar expressions. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this Report. Forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those contemplated in such statements. Such risks and uncertainties include, but are not limited to, changes in economic factors (such as interest rates, unemployment rates and stock market fluctuations), changes in competitive conditions (including availability of labor with required technical or other skills), the number and severity of insurance claims (including those associated with catastrophe losses), regulatory approval of certain insurance premium rates, policy terms, license applications and similar matters, governmental actions (including new laws or regulations or court decisions interpreting existing laws and regulations), adverse judgments in litigation to which the Company or its subsidiaries are parties, realization of the economies of scale, and the successful migration of the Kemper Auto and Home business. No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Unitrin assumes no obligation to release publicly any revisions to any forward-looking statements as a result of events or developments subsequent to the date of this Report.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Unitrin, Inc.

Date:  May 5, 2003                      /s/ Eric J. Draut
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                                        Eric J. Draut
                                        Executive Vice President and
                                        Chief Financial Officer